Long-Term Debt	9 Months Ended
Sep. 30, 2021
Disclosure Text Block [Abstract]
Long term debt
9	Long-Term Debt
Long-term debt consists of the following:

	September 30,	December 31,
	2021	2020

2028 Senior Notes	$375,000	$-
2025 Senior Notes	475,000	400,000
Subordinated Notes	357,000	-
Equipment Debt	53,169	1,129

	1,260,169	401,129
Debt discount and deferred issuance costs	(78,751)	(11,143)

	1,181,418	389,986
Less current portion	13,461	406

Long-term debt, net of current portion	$1,167,957	$389,580

The minimum annual principal payments with respect to long-term debt as of September 30, 2021 are as follows:

October 1 to December 31, 2021	$3,055
2022	13,914
2023	14,550
2024	11,631
2025	482,701
Thereafter	734,318

$1,260,169

2028 Senior Notes
On August 9, 2021, the Company closed its offering of $375 million of aggre
g
ate principal amount of 7.5% senior secured notes due August 1, 2028 (the “2028 Senior Notes”). The offering was completed by Akumin Escrow Inc., a wholly owned subsidiary of the Company, in escrow. The proceeds of the offering were used to fund the Alliance Acquisition (note 5) and were released from escrow contemporaneously with the completion of the acquisition. In addition, upon closing of the acquisition, the Company assumed all obligations of Akumin Escrow Inc., including all obligations due under the 2028 Senior Notes, and all assets of Akumin Escrow Inc. were liquidated to the Company.
The 2028 Senior Notes are fully and unconditionally guaranteed, jointly and severally, by Akumin and each of its direct or indirect wholly owned subsidiaries and Alliance and its wholly owned subsidiaries, and secured against substantially all of the assets of the Company and the guarantors pari passu with the security granted in connection with the 2025 Senior Notes and 2020 Revolving Facility.
The 2028 Senior Notes indenture is substantially similar to the indenture for the 2025 Senior Notes, except that the principal payment is due at maturity on August 1, 2028. Interest is accrued and payable every six months on February 1 and August 1, respectively, at a rate of 7.5% per annum.

On August 9, 2021, the 2028 Senior Notes were issued at their face value of $375 million net of debt issuance costs of $7.8 million. As of September 30, 2021, the 2028 Senior Notes had a face value of $375 million and an amortized cost balance of $367.4 million. The effective interest rate of the 2028 Senior Notes is 7.88%.
2025 Senior Notes
On November 2, 2020, the Company closed an offering of $400 million of aggregate principal amount of 7.0% senior secured notes due November 1, 2025 (the “2025 Senior Notes”). The net proceeds from this offering were used to repay in full the Amended May 2019 Term Loans, Revolving Facility and net derivative financial instrument liabilities, in accordance with respective contracts, and to pay related financing fees and expenses. The balance of approximately $19 million was retained as cash. The 2025 Senior Notes are fully and unconditionally guaranteed, jointly and severally, by the Company and each of its direct or indirect wholly owned subsidiaries, and secured against substantially all of the assets of the Company and the guarantors pari passu
with the security granted in connection with the 2020 Revolving Facility. On November 2, 2020, the 2025 Senior Notes were issued at their face value of $400 million net of debt issuance costs of $11.5 million. As of December 31, 2020, the 2025 Senior Notes had a face value of $400 million and an amortized cost balance of $388.9 million.
On February 11, 2021, the Company completed a private offering of $75 million aggregate principal amount of additional 7.0% senior secured notes due November 2025 (the “New Notes” and together with the 2025 Senior Notes, the “2025 Senior Notes”). The New Notes were offered as additional notes under the same indenture as the previously issued 2025 Senior Notes and will be treated as a single series with the 2025 Senior Notes. The Company applied part of the net proceeds from the New Notes for acquisitions, with any unused proceeds to be used for working capital and other general corporate purposes. The New Notes were issued at 5.0% premium to their face value of $75 million net of debt issuance costs of $1.1 million. The premium on issuance of New Notes of $3.75 million is being amortized to interest expense over the remaining term of the 2025 Senior Notes. The Company also received accrued interest on the New Notes from November 2, 2020 to February 10, 2021 of $1.4 million. This accrued interest was repaid by the Company along with the rest of the accrued interest on April 29, 2021. As of September 30, 2021, the 2025 Senior Notes had a face value of $475 million and an amortized cost balance of $467.6 million. The effective interest rate of the 2025 Senior Notes is 7.64%.
The 2025 Senior Notes indenture allows the Company to redeem the 2025 Senior Notes prior to maturity together with any accrued and unpaid interest. The 2025 Senior Notes indenture provides for the following (capitalized terms used below in this note and not defined elsewhere in these notes have the respective meanings given to them in the 2025 Senior Notes indenture):

●	Payments
The principal payment is due at maturity on November 1, 2025. Interest is accrued and payable every six months on May 1 and November 1, respectively.

●	Restrictive covenants

The 2025 Senior Notes indenture restricts the Company’s ability to, among other things: incur certain additional indebtedness and issue preferred stock; make certain distributions, investments and other restricted payments; sell certain assets; agree to any restrictions on the ability of the subsidiaries to make payments to the Company; create certain liens; merge, consolidate or sell substantially all of the Company’s assets; and enter into certain transactions with affiliates. These covenants are subject to exceptions and qualifications and many of these covenants will not be applicable during any period when the 2025 Senior Notes have an investment grade rating.

●	Financial covenants
There are no maintenance financial covenants. There are incurrence-based covenants related to the restrictive covenants noted above. The Company is in compliance with the covenants and has no events of default under this indenture as of September 30, 2021.

●	Events of default
Events of default under the 2025 Senior Notes indenture include, among others, failure to pay principal or interest on the 2025 Senior Notes and certain final judgments when due (subject to appropriate periods and conditions); failure to comply, within appropriate period, with obligations under certain covenants or any provision in the 2025 Senior Notes indenture; certain events of bankruptcy or insolvency and if any Guarantee by a Significant Subsidiary is held in a judicial proceeding to be unenforceable or invalid. The occurrence of an event of default would permit the Trustee or holders of at least 25% of the 2025 Senior Notes to declare all of the 2025 Senior Notes together with unpaid accrued interest, to be immediately due and payable and to exercise other default remedies.
2020 Revolving Facility
Concurrently with the closing of the 2025 Senior Notes, the Company entered into a new revolving credit agreement (the “2020 Revolving Credit Agreement”) with a US financial institution, as administrative and collateral agent, and other financial institutions, as lenders, to provide a senior secured revolving credit facility in an aggregate principal amount of $55 million (the “2020 Revolving Facility”, and together with 2025 Senior Notes, the “2025 Loans”), with sub-limits
for the issuance of letters of credit and for swingline loans. The 2020 Revolving Facility is secured pari passu
with the obligations under the 2025 Senior Notes. The 2020 Revolving Facility will mature on the date that is five years after the issue date (the “2020 Revolving Facility Maturity Date”); provided that, if more than $50 million in aggregate principal amount of the 2025 Senior Notes is outstanding on the date that is 181 days prior to the 2020 Revolving Facility Maturity Date, then the 2020 Revolving Facility Maturity Date shall instead be the date that is 181 days prior to the 2020 Revolving Facility Maturity Date.
The availability of borrowings under the 2020 Revolving Facility is subject to customary terms and conditions. The 2020 Revolving Facility was undrawn at November 2, 2020. The issuance costs related to this credit facility were $2.0 million (including $0.9 million related to the prior Revolving Facility since the settlement of that Revolving Facility was considered debt modification for accounting purposes). These costs are included in other assets in the condensed consolidated balance sheets and are being amortized to interest expense over the term of the 2020 Revolving Facility on a straight-line basis. The annual commitment fee related to the 2020 Revolving Facility is capped at
0.5% of the aggregate principal amount of $55 million. As of September 30, 2021 and December 31, 2020, the 2020 Revolving Facility had a face value and amortized cost balance of zero.
The 2020 Revolving Credit Agreement provides for the following (capitalized terms used below in this note and not defined elsewhere in these notes have the respective meanings given to them in the 2020 Revolving Credit Agreement):

●	Interest
The interest rates payable on the 2020 Revolving Facility are as follows: (i) each Eurodollar Rate Loan bears interest on the outstanding principal amount at Adjusted Eurodollar Rate (effectively, LIBOR) plus the Applicable Rate; (ii) each Base Rate Loan bears interest on the outstanding principal amount at the Base Rate (the highest of (a) the Prime Rate, (b) the Federal Reserve Bank of New York Rate plus 0.5% and
(c) one-month
Adjusted Eurodollar Rate plus 1.0%) plus the Applicable Rate; and (iii) each Swingline Loan bears interest on the outstanding principal amount at the Base Rate plus the Applicable Rate. Since no amount has been drawn under the 2020 Revolving Facility since its inception, the annualized effective interest rate under the 2020 Revolving Credit Agreement during the nine months ended September 30, 2021 is not applicable (2020 – nil).

●	Restrictive covenants
In addition to certain covenants, the 2020 Revolving Credit Agreement places limits on the Company’s ability to declare dividends or redeem or repurchase capital stock (including options or warrants), prepay, redeem or purchase debt, incur liens and engage in sale-leaseback transactions, make loans and investments, incur additional indebtedness, amend or otherwise alter debt and other material agreements, engage in mergers, acquisitions and asset sales, enter into transactions with affiliates and alter the business the Company and the subsidiaries currently conduct.

●	Financial covenant
The 2020 Revolving Credit Agreement contains a financial covenant related to a leverage ratio that is tested on the last day of any fiscal quarter (commencing with the fiscal quarter ended March 31, 2021) only if on the last day of any such fiscal quarter, the outstanding amount under the 2020 Revolving Facility (excluding certain letter of credit obligations) exceeds 30% of the total commitment under the 2020 Revolving Facility of $55 million.
Borrowings under the 2020 Revolving Facility were nil as of September 30, 2021 and therefore did not exceed 30% of the total commitment under the 2020 Revolving Facility. As a result, the Company is in compliance with the financial covenant. In connection with the delay in filing of the financial statements for the quarter ended September 30, 2021 along with the related management’s discussion and analysis and CEO and CFO certificates (collectively, the “Required Reports”) and the Company’s inability to deliver the related compliance certificate under the 2020 Revolving Credit Agreement, the Company entered into an amendment and waiver with the lenders of the 2020 Revolving Credit Agreement on December 2, 2021. Pursuant to this amendment and waiver, the lenders have waived any default related to the Company having not delivered the Required Reports to the lenders in accordance with the 2020 Revolving Credit Agreement until December 15, 2021. Further, until the Required Reports are delivered to the lenders, the amount available to draw under the 2020 Revolving Credit Facility was reduced from $55 million to $10 million.

●	Events of default
Events of default under the 2020 Revolving Credit Agreement include, among others, failure to pay principal or interest on the 2020 Revolving Facility when due, failure to pay any fee or other amount due, failure of any loan party to comply with any covenants or agreements in the loan documents (subject to applicable grace periods and/or notice requirements), a representation or warranty contained in the loan documents is incorrect or misleading in a material respect when made, events of bankruptcy and a change of control. The occurrence of an event of default would permit the lenders under the 2020 Revolving Credit Agreement to declare all amounts borrowed, together with accrued interest and fees, to be immediately due and payable and to exercise other default remedies.
Subordinated Notes
The purchase price for Alliance was funded on September 1, 2021 partly with debt and equity commitments from Stonepeak Magnet Holdings LP (“Stonepeak Magnet”) (the “Stonepeak Financing”).
On September 1, 2021, Stonepeak Magnet purchased $340 million principal amount of unsecured notes of Akumin Corp., a wholly-owned indirect subsidiary of the Company (the “Stonepeak Notes”), together with warrants to purchase 17,114,093 common shares of Akumin (the “Stonepeak Warrants”) with an exercise price of $2.98 per share and an expiry term of ten years from date of issuance, and 3,500,000 common shares of the Company (the “Stonepeak Shares”) at a price of $2.98 per share for total cash consideration of $10.4 million. No consideration was paid for the Stonepeak Warrants. The Company capitalized $64.0 million relating to Stonepeak Financing debt issuance costs and debt discount which are being amortized using the effective interest method.
The Stonepeak Notes, Stonepeak Warrants, Stonepeak Shares, and additional draws were made available on the terms of the Series A Notes and Common Share Purchase Agreement dated June 25, 2021 among the Company, Akumin Corp., and Stonepeak Magnet.
The Company has the right under the Stonepeak Notes to elect to pay interest in-kind
(“PIK”) for the first two years from the issuance of the Stonepeak Notes at a rate of 13% per annum, as opposed to cash interest at 11% per annum. The current financial statements assume interest rate of 11% per annum. During an event of default or at a time when certain affirmative or negative covenants are not complied with, the interest rate on the Stonepeak Notes shall automatically be increased by 200 basis points per annum.
The Stonepeak Notes contain certain covenants similar to the covenants in the 2028 Senior Notes indenture; however, the Stonepeak Notes contain restrictions on the ability to, among other things, incur indebtedness in excess of the consolidated leverage ratio (as defined in the 2028 Senior Notes indenture) of 4.5:1.0. The Stonepeak Notes are excluded from this calculation. The Company is in compliance with the covenants and has no events of default as of September 30, 2021.

For a three-year period following September 1, 2021, provided certain conditions are met, the Company will be permitted to draw up to an additional $349.6 million from Stonepeak Magnet. Any such future subscription by Stonepeak Magnet will involve a further issuance of Stonepeak Notes and Stonepeak Warrants, in each case on terms substantially similar to those issued upon closing of the Alliance Acquisition; provided, however, that the number of additional Stonepeak Warrants would equal 20% of the dollar amount drawn by the Company divided by 120% of the
10-day
volume weighted average price of the Company’s common shares ending on the trading day immediately prior to the earlier of the announcement or issuance of such Stonepeak Warrants, and the exercise price for such additional Stonepeak Warrants would be equal to that same volume weighted average price, subject to regulatory approval. The proceeds relating to any such future subscription would be used to finance the Company’s organic growth as well as future acquisition opportunities that are agreed to between the Company and Stonepeak Magnet. A portion of the lender fees paid to Stonepeak Magnet have been allocated to the unfunded commitment and have been recorded as a prepaid transaction cost. Such cost, totaling $6.4 million, is included in other assets in the condensed consolidated balance sheet as of September 30, 2021 and is being amortized to interest expense over the three-year period on a straight-line basis.
At any time after seven years from the issuance date of the Stonepeak Notes, the Company may redeem such Stonepeak Notes, in whole or in part, by paying in cash the principal amount and any accrued but unpaid interest, in each case, plus a prepayment premium of 5%. To the extent that the Company has not redeemed any Stonepeak Notes by the eleventh anniversary of the issuance date of such Stonepeak Notes, the Company will be required to redeem: (a) 50% of such Stonepeak Notes on the eleventh anniversary of such issuance date by paying in cash the principal amount and any accrued but unpaid interest, in each case, plus 5%; and (b) the remaining balance by the twelfth anniversary of such issuance date by paying in cash the principal amount and any accrued but unpaid interest, in each case, plus 5%.
In the event of a change of control before the seventh (7th) anniversary of the issuance date, the Company or Stonepeak Magnet may elect to redeem the Stonepeak Notes in part or in whole and the Company will be required to pay Stonepeak Magnet the principal amount to be redeemed, plus a prepayment premium that varies between 25% to 5% depending on the timing of the change of control (first to 7th anniversary of the issuance date) with respect to the prepaid amount (the “Change of Control Redemption Election”). The Company determined that the Change of Control Redemption Election held by Stonepeak Magnet meets the accounting definition of an embedded derivative that under ASC 815, Derivatives and Hedging, must be separated from the Stonepeak Notes and initially and subsequently be reported as a liability and measured at fair value. The fair value of the Change of Control Redemption Election liability was determined in accordance with ASC 820, Fair Value Measurements, using a probability weighted scenario analysis regarding a potential change of control during the seven years from September 1, 2021. The estimated value of the redemption premium was discounted by the expected weighted average time to exit at a discount rate of 12%. The fair value of the Change in Control Redemption Election of $5.8 million at September 30, 2021 was recorded as a derivative liability and included in other liabilities in the condensed consolidated balance sheets.
The fair value of the Stonepeak Warrants, was determined to be $1.9364 per warrant using the Black-Scholes option pricing model based on the following assumptions: common share price and exercise price of $2.98, historical common share price volatility of 56%; term of warrants of ten years from September 1, 2021; expected dividend yield of zero; and annual risk-free interest rate of 1.30%. The value of Stonepeak Warrants was $33.1 million. The Company determined the Stonepeak Warrants should be classified as shareholders’ equity in accordance with the accounting guidance for equity classification in ASC 815. The fair value of the Stonepeak Warrants on the issuance date, net of allocated transaction costs, is $33.1 million, which is included in common stock in the condensed consolidated balance sheet as of September 30, 2021.
The table below shows the allocation of the gross proceeds of $350.4 million from Stonepeak Notes and Stonepeak Shares to the three financial instruments at the issuance date. The discount generated due to the allocation of proceeds to Stonepeak Shares and Stonepeak Warrants of $35.0 million and the Change in Control Redemption Election of $5.8 million, together with the issuance costs allocated to the Stonepeak Notes of $6.2 million and the 5% repayment premium of $17.0 million, was treated as debt discount, which is being accreted to interest expense over the term of the Stonepeak Notes using the effective interest method, using an effective int
e
rest rate of 13.6%.

					Allocation of		Allocation of Cost to	Allocation of
		Relative	Allocation on Fair Value Basis of		Proceeds Net of		Stonepeak Prepaid	Proceeds Net of
	Fair	Fair	Gross	Transaction	Transaction	Embedded	Transaction	Transaction
	Value	Value %	Proceeds	Costs	Costs	Derivative	Costs	Costs
Stonepeak Notes	$292,860	87.0%	$305,047	$12,579	$292,468	$(5,804)	$6,377	$293,041
Stonepeak Shares	10,430	3.1%	10,864	448	10,416	-	-	10,416
Stonepeak Warrants	33,140	9.9%	34,519	1,423	33,096	-	-	33,096
Embedded Derivative	-	-	-	-	-	5,804	-	5,804

	$336,430	100.0%	$350,430	$14,450	$335,980	-	$6,377	$342,357

On September 1, 2021, the Stonepeak Notes were issued at their face value of $357.0 million (including the 5% repayment premium of $17 million) net of debt issuance costs of $64.0 million. As of September 30, 2021, the Stonepeak Notes had a face value of $357.0 million and an amortized cost balance of $293.2 million.
Equipment Debt
The Company’s equipment debt is composed of financing arrangements with various lenders, which are collateralized by the related equipment. Certain of the debt obligations are subject to covenants with which the Company must comply on a quarterly or annual basis. The Company was in compliance with all such covenants as of September 30, 2021.